Exhibit 10.64

THIRD AMENDMENT TO LICENSE AGREEMENT

This Third Amendment to License Agreement (“Third Amendment”) is effective as of the 31st day of May, 2002 (the “Effective Date”), by and among Triangle Pharmaceuticals, Inc., a Delaware corporation with principal offices located at 4 University Place, 4611 University Drive, Durham, North Carolina 27707 (“COMPANY”) and Emory University, a not-for-profit Georgia corporation with offices at 1380 South Oxford Road, N.E., Atlanta, Georgia 30322 (“LICENSOR”), and amends certain terms of that certain License Agreement, dated April 17, 1996, between LICENSOR and COMPANY, as amended by the First Amendment to License Agreement, dated May 6, 1999 (“First Amendment”) and as further amended by the Second Amendment to License Agreement dated July 10, 2000 (“Second Amendment”) (such License Agreement as amended by the First Amendment and the Second Amendment is referred to herein as the “Agreement”).

RECITALS:

A.            LICENSOR and COMPANY have previously entered into the Agreement, pursuant to which LICENSOR has licensed certain patent rights and know-how owned or controlled by LICENSOR to COMPANY relating to FTC (as defined in the Agreement);

B.            LICENSOR has entered a SETTLEMENT AND EXCLUSIVE LICENSE AGREEMENT with SMITHKLINE-BEECHAM CORP. d/b/a GLAXOSMITHKLINE, GLAXO GROUP LIMITED, GLAXOSMITHKLINE, Inc. (collectively “GSK”), SHIRE PHARMACEUTICALS GROUP PLC and SHIRE BIOCHEM, INC. (collectively “SHIRE”) dated May 31, 2002 (the “GSK/SHIRE AGREEMENT”), pursuant to which LICENSOR obtained rights under certain patents and patent applications owned or controlled by SHIRE and relating to FTC;

C.            LICENSOR and COMPANY desire to amend the Agreement to reflect the sublicensing by LICENSOR to COMPANY of the patents and patent applications licensed to LICENSOR pursuant to the GSK/SHIRE AGREEMENT; and

D.            LICENSOR and COMPANY have agreed to the modification of certain of the milestone provisions of the Agreement and desire to amend the Agreement to reflect these modifications.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged by each of the parties, COMPANY and LICENSOR hereby agree as follows:

1.             Definitions.

1.1       Use of Existing Definitions. All terms used in this Third Amendment and not otherwise defined herein shall have the same meanings ascribed to them in the Agreement.

1.2       Amendment of Definitions. The Agreement is hereby amended to provide that:

1.2.1            The term “GSK/SHIRE AGREEMENT” shall mean the SETTLEMENT AND EXCLUSIVE LICENSE AGREEMENT between LICENSOR and SMITHKLINE-BEECHAM CORP. d/b/a GLAXOSMITHKLINE, GLAXO GROUP LIMITED, GLAXOSMITHKLINE, Inc., SHIRE PHARMACEUTICALS GROUP PLC and SHIRE BIOCHEM, INC. dated May 31, 2002.

1.2.2            The term “Licensed Patents” (defined in Section 1.13 of the Agreement) shall mean all of the patents and patent applications included within “Licensed Patents,” as defined in the Agreement before this Third Amendment, together with all of the patents and patent applications included within “Shire FTC-Only Patents” and the “Shire FTC-Plus Patents,” as defined in Sections 1.15 and 1.16 respectively of the GSK/SHIRE AGREEMENT.

1.2.3            The term “Yale Agreement” (defined in Section 1.28 of the Agreement) shall mean the License Agreement between LICENSOR and Yale University dated as of May 26, 1993, as amended and restated effective May 6, 1999, true and correct copies of both the original and the amended and restated agreements having been provided by LICENSOR to COMPANY.

2.     Amendment of Other Provisions of the Agreement. The provisions of the Agreement, other than definitions, are hereby amended as follows:

2.1       Appendix A. Appendix A is replaced with Appendix A to this Third Amendment.

2.2       Section 2.1 is deleted in its entirety and replaced with the following:

“Insofar as it is permitted to do so under the GSK/SHIRE AGREEMENT with respect to the “Shire FTC-Only Patents” and the “Shire FTC-Plus Patents,” as defined in Sections 1.15 and 1.16 of such agreement, respectively, LICENSOR hereby grants COMPANY and its Affiliates the exclusive right and license to practice the Licensed Patents and the Licensed Technology to make, have made, use, import, offer for sale and sell Licensed Products within the Field of Use in the Licensed Territory during the term of this Agreement. COMPANY acknowledges that it has received a copy of the GSK/SHIRE AGREEMENT and agrees to the confidentiality obligations imposed on sublicensees under Article 9 and Section 13.3 of the GSK/SHIRE AGREEMENT.”

2.3       Amendment of Section 3.2.

2.3.1            Subsection 3.2(a) is deleted in its entirety and replaced with the following:

“(a) Subject to the provisions of Section 6.2 below, COMPANY shall pay LICENSOR a milestone payment (“Milestone Payment”) in the amount specified below no later than the corresponding date specified below or, when no date is specified, *** after the occurrence of the corresponding event designated below, unless COMPANY has given LICENSOR notice of termination prior to such due date:

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Total Milestone Payments                                                 ***

2.3.2            Subsection 3.2(b) is deleted in its entirety.

2.4       Amendment of Section 3.13.

2.4.1            The title of Section 3.13 is amended to read: “Maintenance of Third-Party Agreements.”

2.4.2            The following new Subsection (c) is added to Section 3.13:

“(c)        LICENSOR covenants that, during the term of this Agreement, it will:

(i)        fulfill all of its obligations under the GSK/SHIRE AGREEMENT;

(ii)       take no action or omit to take any action which would cause it to be in breach of any provision of the GSK/SHIRE AGREEMENT; and

(iii)      immediately notify COMPANY in the event LICENSOR receives notice from GSK or SHIRE that LICENSOR is in breach or default under the GSK/SHIRE AGREEMENT. In the event of any default of the type described in this clause (iii), LICENSOR agrees that if it fails or does not intend to cure such default, COMPANY may, at COMPANY’s option, do so and may offset any reasonable expenses COMPANY incurs in curing such default.”

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

2.5       Amendment of Subsection 6.2(a). Subsection 6.2(a) is deleted in its entirety and replaced with the following:

“(a)              For purposes of this Agreement, “best efforts” shall mean that COMPANY shall use reasonable efforts including, to the extent appropriate, pursuing sublicenses and corporate alliances consistent with those used by comparable pharmaceutical companies in the United States in research and development projects for therapeutic methods or compositions deemed to have commercial value comparable to the Licensed Products. COMPANY’s best efforts obligations set forth in this Article 6 and implied by law shall be deemed to have been fulfilled if COMPANY: (i) files an NDA for a Licensed Product for ***         in a Major Market Country by the end of the ***    after the date of this Agreement; and (ii) diligently pursues such Registrations for       ***; and (iii) commences marketing at least one Licensed Product within ***        following such Registration. COMPANY shall be entitled to obtain three consecutive extensions of time for meeting its obligations to file an NDA for ***        in a Major Market Country by paying LICENSOR ***        for a first extension of ***        duration (which, subsequent to the Effective Date, has been paid by COMPANY to LICENSOR), ***         for a second extension of ***        duration, and         ***        for a third extension up to        ***.  In the event that COMPANY has not filed an NDA for ***        in a Major Market Country         ***        and has not given notice of termination prior to         ***, COMPANY shall pay the Milestone Payment of         ***        as set forth in Subsection 3.2(a)(vi) above, which shall accrue         ***        and shall be payable in ***        installments to be received by the LICENSOR on or before the ***        of each month commencing on ***        and ending on ***, provided further that, should COMPANY file the NDA prior to ***, the balance of such Milestone Payment shall be paid to LICENSOR within ***        business days of such filing. Such payments shall extend the date set forth above in Subsection 3.2(a)(vi) for filing an NDA for ***        in a Major Market Country until         ***. If COMPANY has not filed such an NDA by ***        and has not given notice of termination prior to         ***, COMPANY may obtain a further ***        extension of the time for doing so upon paying         ***         to LICENSOR. Payment for any such extension discussed in this section must be received by LICENSOR within ***         business days following the expiration of the period during which any diligence obligation was required to be met. COMPANY shall provide reports to LICENSOR every *** days following its NDA filing(s) concerning the status of such filing(s) until final approval thereof. Each such report shall describe the status of the COMPANY’s NDA and disclose any request for additional information or data received by COMPANY from the FDA during

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

the reporting period and COMPANY’s plans for complying with such request. COMPANY shall immediately notify LICENSOR if COMPANY determines that it is unwilling to comply with any FDA requirement the failure with which to comply would result in the given Licensed Product being unapprovable by the FDA (which notice is hereinafter referred to as a “Failure of Diligence Notice”). Upon receipt of such Failure of Diligence Notice, COMPANY shall be deemed to have failed to meet its diligence obligations, and LICENSOR may thereafter invoke any remedy provided for in this Article without any further notice to COMPANY.”

2.6       Amendment of Section 8.1. Section 8.1 is amended by adding the following clause at the beginning of the second sentence: “Subject to the rights of SHIRE with respect to patents owned or controlled by SHIRE,”.

3.             General Terms.

3.1        Unamended Terms of Agreement Remain in Effect. Except as expressly amended hereby, the remaining terms of the Agreement shall remain in full force and effect.

3.2        Entire Agreement. The Agreement, as amended by this Third Amendment, constitutes the entire agreement between LICENSOR and COMPANY regarding the subject matters contained herein.

3.3        Conflicts. In the event of any conflict between the provisions of the Agreement and this Third Amendment, the provisions of this Third Amendment shall govern and control.

3.4        Governing Law. This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia without regard to its conflicts of laws principles.

3.5        Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

3.6        Survival of Provisions. If any provision of this Third Amendment is for any reason held to be ineffective, unenforceable or illegal, such condition shall not affect the validity or enforceability of any of the remaining portions hereof; provided, further, that the parties shall negotiate in good faith to replace any ineffective, unenforceable or illegal provision with an effective replacement as soon as is practical.

[Signature page follows]

IN WITNESS WHEREOF, LICENSOR and COMPANY have each executed this Third Amendment through an authorized officer as of the date first written above.

EMORY UNIVERSITY

By:	/s/ Mary L. Severson

Its:	Assistant Vice President

Date:	January 16, 2003

TRIANGLE PHARMACEUTICALS, INC.

By:	/s/ R. Andrew Finkle

Its:	Executive Vice President

Date:	January 17, 2003